SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20429

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     November 25, 2002
                                                      -----------------

                             SALISBURY BANCORP, INC.
                             -----------------------
               (Exact name of registrant as specified in charter)


                 Connecticut                               06-1514263
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(State or other jurisdiction of incorporation) (IRS Employer Identification No.)


5 Bissell Street, Lakeville, Connecticut                             06039-1868
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(Address of principal executive offices)                             (zip code)


Registrant"s telephone number, including area code:   (860) 435-9801
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                                                                  -2-
Form 8-K, Current Report
Salisbury Bancorp, Inc.

Item 5.      Other Matters.
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             The Board of  Directors of Salisbury  Bancorp,  Inc.,  the parent company of Salisbury Bank and Trust Company, declared a $.22 per share quarterly cash dividend for the fourth quarter of 2002.

             The quarterly cash dividend will be paid on January 31, 2003 to shareholders of record as of December 31, 2002.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.
              ------------------------------------------------------------------

             c.  Exhibits.

             99. Press release dated December 10, 2002

             Exhibit Index                                                 Page
             -------------                                                 ----

             99. Press release dated December 10, 2002                      3


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated:   December 10, 2002                 SALISBURY BANCORP, INC.


                                           By:    /s/ John F. Perotti
                                                  ------------------------------
                                                  John F. Perotti, President and
                                                  Chief Executive Officer

                                                                  -3-


Tuesday, December 10, 2002

Company Press Release

Source: Salisbury Bancorp, Inc.

Salisbury Bancorp, Inc. Announces Fourth Quarter Dividend

Lakeville, Connecticut, December 10, 2002/PRNewswire/- The Board of Directors of Salisbury Bancorp, Inc. (AMEX:SAL), the parent company of Salisbury Bank and Trust Company, declared a $.22 per common share quarterly cash dividend at their November 25, 2002 meeting. Dividends year-to-date for 2002 total $.88 per common share. This represents an increase of $.04 or 4.8% when comparing the $.84 per share cash dividends that were paid during the same period of 2001. The quarterly cash dividend will be paid on January 31, 2003 to shareholders of record as of December 31, 2002.

Salisbury Bancorp's sole subsidiary, Salisbury Bank and Trust Company, is a community bank with assets in excess of $285 million and capital in excess of $26 million, which has served the communities of Northwestern Connecticut and proximate communities in New York and Massachusetts for approximately 150 years. Salisbury Bank and Trust Company operates full service banking offices in Canaan, Lakeville, Salisbury and Sharon, Connecticut. The Bank offers a full compliment of consumer and business banking products and services as well as trust services.